SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the registrant [X]

Filed by a party other than the registrant [  ]

Check the appropriate box:

[ ]   Preliminary proxy statement          [ ]  Confidential, for use of the
                                                Commission only (as permitted by
[X]   Definitive proxy statement                Rule 14a-6(e)(2))

[ ]   Definitive additional materials

[ ]   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           K-V Pharmaceutical Company
                (Name of Registrant as Specified in Its Charter)

      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee  computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         1)  Title to each class of securities to which transaction applies:

         2)  Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4)  Proposed maximum aggregate value of transaction:

         5)  Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:

         2)  Form, Schedule or Registration Statement No.:

         3)  Filing Party:

         4)  Date Filed:

                           K-V PHARMACEUTICAL COMPANY
                             2503 South Hanley Road
                            St. Louis, Missouri 63144

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 31, 2000


                                                             St. Louis, Missouri
                                                                   July 25, 2000


         The Annual Meeting of Shareholders of K-V Pharmaceutical Company will be held on Thursday, August 31, 2000, at 9:00 A.M., Central Daylight Saving Time, at The St. Louis Club (Louisiana Room, 14th Floor), 7701 Forsyth Boulevard, Clayton, Missouri 63105, for the following purposes:

         1. To elect two Class B directors, to hold office for three years; and

         2. To transact such other business as may properly come before the meeting.

         Shareholders of record at the close of business on July 14, 2000, will be entitled to vote at the meeting or at any adjournment or adjournments thereof. Lists of all holders of Class A Common Stock and all holders of Class B Common Stock entitled to vote at the annual meeting will be open to the examination of any shareholder, for any purpose germane to the annual meeting, for 10 days prior to the date thereof, at the office of the Company at 2503 South Hanley Road, St. Louis, Missouri 63144.

         A copy of the 2000 Annual Report to Shareholders is enclosed.

                                            By Order of the Board of Directors


                                            Alan G. Johnson, Secretary


         Whether or not you intend to be present at the meeting, please mark, sign, date and return the accompanying proxy promptly so that your shares may be represented and voted at the meeting. A return addressed envelope is enclosed for your convenience.

                           K-V PHARMACEUTICAL COMPANY
                             2503 South Hanley Road
                            St. Louis, Missouri 63144

                                 PROXY STATEMENT

                             SOLICITATION OF PROXIES

         The enclosed proxy is solicited by the Board of Directors of K-V Pharmaceutical Company (the "Company"). Whether or not you expect to attend the meeting in person, please specify your choice by marking and returning your executed proxy in the enclosed envelope and the shares represented thereby will be voted in accordance with your wish. If no election is made in the proxy the Company receives from you, your proxy will be voted for the nominees for director named in this proxy statement. This proxy statement and form of proxy were first mailed to shareholders on or about July 25, 2000.


                               REVOCATION OF PROXY

         If, after sending in your proxy, you decide to vote in person or desire to revoke your proxy for any other reason, you may do so by notifying the Secretary of the Company in writing, provided that your notice of revocation is actually received by the Secretary prior to the voting of the proxy.


                                   RECORD DATE

         Shareholders of record at the close of business on July 14, 2000, will be entitled to vote at the meeting.


                       ACTION TO BE TAKEN UNDER THE PROXY

         Unless otherwise directed by the giver of the proxy, the persons named in the enclosed form of proxy, Victor M. Hermelin and Marc S. Hermelin, or the one of them who acts, will vote:

         1. FOR the election of Victor M. Hermelin and Alan G. Johnson, as the Class B directors of the Company, to hold office for three years and until their respective successors have been duly elected and qualified; and

         2. In their discretion on the transaction of such other business as may properly come before the meeting or any adjournment thereof.

         Victor M. Hermelin and Alan G. Johnson are presently directors. Should either nominee become unavailable or decline to serve for any reason, it is intended that the persons named in the proxy will vote for the election of such other person as may be designated by the Board of Directors. The Board of Directors is not aware of any circumstances likely to cause either nominee to be unavailable for election or to decline to serve.

             SECURITY OWNERSHIP OF PRINCIPAL HOLDERS AND MANAGEMENT

         On July 14, 2000, there were 12,257,498 shares of Class A Common Stock ("Class A Stock") outstanding and 6,945,500 shares of Class B Common Stock ("Class B Stock") outstanding, which constitute all of the outstanding voting shares of the Company. Each share of Class A Stock is entitled to one-twentieth of one vote (or 612,875 votes if all outstanding shares of Class A Stock are voted), and each share of Class B Stock is entitled to one vote on all matters to come before the Annual Meeting.

         Under applicable state law and the provisions of the Company's Certificate of Incorporation and By-laws: (i) the vote required for the election of a director is a plurality of the votes of the issued and outstanding shares of Class A Stock and Class B Stock, as a single class, present in person or represented by proxy at the Annual Meeting of Shareholders and entitled to vote on the election of directors, and (ii) the vote required for other matters that may come before the meeting is the affirmative vote of a majority of the issued and outstanding shares of Common Stock present in person or represented by proxy at a meeting of shareholders and entitled to vote. In all voting, each share of Class A Stock has one-twentieth of one vote and each share of Class B Stock has one vote, and votes representing Class A Stock and Class B Stock vote as a single class.

         Brokers who hold shares for the accounts of their clients may vote such shares either as directed by their clients or in their own discretion if permitted by the stock exchange or other organization of which they are members. Brokers are permitted to vote proxies of any client in their own discretion as to the non-contested election of directors if the client has not furnished voting instructions within 10 days of the meeting. Certain proposals other than the election of directors are "non-discretionary," and brokers who have received no instructions from their clients do not have discretion to vote on those items. When brokers vote proxies on some but not all of the proposals at a meeting, the missing votes on matters on which they are not voted are referred to as "broker non-votes." With respect to most votes by shareholders, shares represented by broker non-votes will be counted for purposes of determining whether there is a quorum, but not in determining the number of shares necessary for approval of a proposal.

         However, when shareholders are requested to vote on certain other matters, in determining whether such a proposal has received the requisite number of affirmative votes, abstentions and broker non-votes will have the same effect as a vote against the proposal.

         Based on the above: (a) abstentions from voting and broker non-votes on the issue of the election of directors will operate as neither a vote for nor a vote against any nominee; and (b) abstentions from voting and broker non-votes on any other proposal that may come before the meeting could have either no effect on the outcome of the vote or could operate as a vote against the proposal, depending on the nature of the proposal and vote required for its passage.

         Votes will be counted by duly appointed inspectors of election, whose responsibilities are to ascertain the number of shares outstanding and the voting power of each, determine the number of shares represented at the meeting and the validity of proxies and ballots, count all votes and report the results to the Company.

         The following table lists all shares of Class A Stock and Class B Stock owned at July 14, 2000, by each person known to the Company to own beneficially 5% or more of its shares of either Class A Stock or Class B Stock, by each of the Company's directors who is a shareholder, and by all directors and executive officers as a group. Except as indicated by the footnotes following the table, each person listed has sole voting and investment power over the shares listed opposite the person's name:


                                          Amount of                           Amount of
                                          Beneficial                         Beneficial
                                          Ownership-       Percent of        Ownership-       Percent of
          Name and Address             Class A Stock(a)     Class(b)      Class B Stock(a)     Class(b)
          ----------------             ----------------     --------      ----------------     --------

Lawrence Brody,                         2,656,968(c)          21.7%         2,877,468(c)           41.4%
Minnette Hermelin and
Marc S. Hermelin Trustees
  One Metropolitan Square
  St. Louis, Missouri 63101

Minnette Hermelin                          13,218(d)            *              13,218(d)             *
  2503 S. Hanley Road
  St. Louis, Missouri 63144

Marc S. Hermelin                          107,673(e)            *             636,340(e)            8.8%
  2503 S. Hanley Road
  St. Louis, Missouri 63144

Alan G. Johnson                           235,750(f)           1.9%           229,750(f)            3.3%
  2503 S. Hanley Road
  St. Louis, Missouri 63144

Victor M. Hermelin                         16,043               *             162,300               2.3%
  2503 S. Hanley Road
  St. Louis, Missouri 63144

Garnet E. Peck, Ph.D.                          45               *                  45               *
  1336 Robert E. Heine
  Pharmacy Building
  West Lafayette, Indiana 47907

Norman D. Schellenger                           -               *               3,000               *
  2503 S. Hanley Road
  St. Louis, Missouri 63144

Raymond F. Chiostri                        24,000               *              24,000               *
  2503 S. Hanley Road
  St. Louis, Missouri 63144

Mitchell I. Kirschner                      22,500(g)            *              46,500(g)            *
  2503 S. Hanley Road
  St. Louis, Missouri 63144

Gerald R. Mitchell                         30,000               *              30,000               *
  2503 S. Hanley Road
  St. Louis, Missouri 63144

                                       4

All current directors and executive     3,092,979(h)          25.1%         4,009,403(h)           54.5%
  officers as a group
  (8 individuals)

----------------

*Less than one percent



(a) Includes the following shares which were not owned by the persons listed but which could be purchased from the Company under options exercisable currently or within 60 days after the date of this Proxy
         Statement:

                                              Shares of            Shares of
                                               Class A              Class B
                                             Common Stock         Common Stock
                                             ------------         ------------
Marc S. Hermelin......................           50,000             250,000
Victor M. Hermelin....................              -0-             122,500
Alan G. Johnson.......................           13,000              10,000
Mitchell I. Kirschner.................              -0-              24,000
Gerald R. Mitchell....................            3,000               3,000
Norman D. Schellenger.................              -0-               3,000


(b) In determining the percentages of shares deemed beneficially owned by each director and officer, the exercise of all options held by each person which are currently exercisable or will become exercisable within 60 days of the date of this Proxy Statement is assumed.

(c) These shares are held in four irrevocable trusts created by another party, the beneficiaries of which are Arnold L. Hermelin (as to 885,500 shares of Class A Common Stock and 925,500 shares of Class B Common Stock), Anne S. Kirschner (as to 792,750 shares of Class A Common Stock and 923,250 shares of Class B Common Stock), Marc S. Hermelin (as to 574,218 shares each of Class A Common Stock and Class B Common Stock), and Minnette Hermelin, the mother of the other three beneficiaries (as to 404,500 shares of Class A Common Stock and 454,500 shares of Class B Common Stock).

(d) Does not include 2,656,968 shares each of Class A Common Stock and 2,877,468 shares of Class B Common Stock referred to in footnote (c), over which Minnette Hermelin shares voting and investment power as one of three trustees.

(e) Does not include 176,250 shares each of Class A Common Stock and Class B Common Stock held by Alan G. Johnson as trustee of an irrevocable trust created by another party for the benefit of Marc S. Hermelin, who has no voting or investment power over such shares. Also does not include 2,656,968 shares of Class A Common Stock and 2,877,468 shares of Class B Common Stock held in irrevocable trusts created by another party referred to in footnote (c), over which Marc S. Hermelin is one of three trustees who shares voting and investment power.

(f) Includes 176,250 shares each of Class A Common Stock and Class B Common Stock held as trustee of an irrevocable trust created by another party for the benefit of Marc S. Hermelin.

(g) Does not include 792,750 shares of Class A Common Stock and 923,250 shares of Class B Common Stock referred to in footnote (c), which are held by an irrevocable trust in favor of Anne S. Kirschner, wife of Mitchell I. Kirschner. Neither Mitchell I. Kirschner nor Anne S. Kirschner holds any voting or investment power over such shares.

(h) All of such shares are owned, or represented by shares purchasable as set forth in footnote (a), solely by such persons. In determining the percentage of shares deemed beneficially owned by all directors and officers as a group, the exercise of all options held by each person which are currently exercisable or exercisable within 60 days of the date of this Proxy Statement is assumed. For such purposes, 12,323,498 shares of Class A Common Stock and 7,358,000 shares of Class B Common Stock are deemed to be outstanding.


         Although 12,257,498 shares of the Class A Stock were outstanding as of July 14, 2000, holders of the 240,000 outstanding shares of the 7% Preferred Stock have the current right to convert such shares into 900,000 shares of Class A Common Stock, each of which will entitle the holder thereof to one-twentieth of one vote on all matters to be voted upon by shareholders. Each share of 7% Preferred Stock is convertible into Class A Common Stock at a conversion price of $6.67 per share. If all such shares of Class A Common Stock were issued, the aggregate voting power thereof would be equivalent to the voting power of 45,000 shares of Class B Common Stock.

         In addition, all holders of Class B Common Stock have the right, at any time, to convert their Class B Common Stock into Class A Common Stock on a share-for-share basis. If all shares of Preferred Stock and all shares of Class B Common Stock were converted into Class A Common Stock, 20,102,998 shares of Class A Common Stock would be outstanding. Each person included in the previous table would hold the number of shares of Class A Common Stock equal to the number of shares of Class B Common Stock listed in the table plus the number of shares of Class A Common Stock listed in the table, excluding options exerciseable currently or within 60 days after the date of this Proxy Statement.

                   PROPOSAL 1 - ELECTION OF CLASS B DIRECTORS

                       INFORMATION CONCERNING NOMINEES AND
                         DIRECTORS CONTINUING IN OFFICE

         Directors Victor M. Hermelin and Alan G. Johnson are the nominees for election as Class B directors for a three-year term expiring at the annual meeting in 2003.

         The following table lists, for the nominees for directors and for present directors continuing in office, each such person's principal occupation for at least the past five years, each person's present position with the Company, the year in which each was first elected as a director, the directorship class of each person, each person's age and each person's directorships with other companies whose securities are registered with the Securities and Exchange Commission:

                                                 Service
                                                  as a           Occupation; Position
                               Director         Director          with Company; Age;
     Name                     Class (a)          Since           Other Directorships
     ----                     ---------        --------          --------------------

Victor M. Hermelin (b)          B              1946        Chairman of the Board of the Company since
(nominee)                                                  1972; Treasurer of the Company from 1971 to
                                                           2000; Director and Vice President of Particle
                                                           Dynamics, Inc. since 1974; Age 86.

Marc S. Hermelin                A              1973        Vice Chairman of the Board of the Company
                                                           since 1974; Chief Executive Officer from 1975
                                                           to February 1994 and since December 1994;
                                                           Director and Vice President of Particle
                                                           Dynamics, Inc. since 1974; Age 58.

Alan G. Johnson                 B              1976        Director and Secretary of the Company; Senior
(nominee)                                                  Vice President-Strategic Planning and
                                                           Corporate Growth of the Company since
                                                           September 27, 1999; Chairman and CEO of
                                                           Johnson Research & Capital Inc., an
                                                           investment banking firm, from January 1,
                                                           1999 to September 30, 1999; Attorney at
                                                           Law and prior to January 1, 1999, member
                                                           or partner since 1976 in the law firm of
                                                           Gallop, Johnson & Neuman, L.C. and its
                                                           predecessor, St. Louis, Missouri;
                                                           Director of Particle Dynamics, Inc.
                                                           since 1977; Director of ETHEX
                                                           Corporation since 1990; Director of
                                                           Ther-Rx Corporation since 1998; Director
                                                           of Siboney Corporation; Age 65.

Garnet E. Peck, Ph.D.           C              1994        Director; Professor of Industrial Pharmacy
                                                           and Director of the Industrial Pharmacy
                                                           Laboratory of Purdue University since 1975;
                                                           member of the faculty of Purdue University
                                                           since 1967; Age 70.

Norman D. Schellenger           C              1998        Director; Retired since 1997; President of
                                                           Whitby Pharmaceuticals 1992 to 1997; Age 68.


(a) Term for Class A directors continuing in office expires in 2002; Term for Class C directors continuing in office expires in 2001.

(b) Victor M. Hermelin is the father of Marc S. Hermelin and the father-in-law of Mitchell I. Kirschner, Vice President--New Business Development.


                    INFORMATION CONCERNING BOARD OF DIRECTORS

         During fiscal 2000, the Board of Directors held four formal meetings and took action by unanimous written consent on various occasions.

         The Company has a standing Stock Option Committee of the Board of Directors consisting of Directors Alan G. Johnson and Garnet E. Peck, Ph.D. The duties of the Stock Option Committee are to determine the individuals to whom options are to be granted and the terms and provisions of such options under all stock option plans of the Company. The Company's Director of Human Resources Administration is an advisor to this Committee. This Committee took action by unanimous written consent on various occasions during fiscal 2000 but had no formal meetings.

         The Company has a standing Audit Committee of the Board of Directors consisting of Directors Norman D. Schellenger and Garnet E. Peck, Ph.D. The duties of the Audit Committee include assisting the Board of Directors in fulfilling its responsibility for the Company's accounting and financial reporting practices and facilitating communications between the Board of Directors and the Company's independent public accountants. This committee held two formal meetings in fiscal 2000.

         The full Board of Directors acts as a compensation committee, acting upon the recommendation of a committee consisting of the Vice Chairman, Chief Financial Officer, Director of Human Resources Administration and Vice President of Human Resources.

         Directors Garnet E. Peck, Ph.D. and Norman Schellenger receive $1,000 each per day for attending each meeting of the Board of Directors, plus reimbursement of related expenses. No other director received any remuneration in fiscal 2000 for service as a director.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file periodic reports of ownership and changes in ownership with the Securities and Exchange Commission. Such individuals are required by SEC regulation to furnish the Company with copies of all such forms they file. Based solely on a review of the copies of all such forms furnished to the Company, the Company believes that such persons complied with all Section 16(a) filing requirements applicable to them with respect to transactions during fiscal 2000.

                             EXECUTIVE COMPENSATION

         The following table reflects compensation paid or payable by the Company and its subsidiary for fiscal years ended March 31, 1998, 1999 and 2000, to the Company's Chief Executive Officer and the four other most highly compensated executive officers whose combined salary and bonus earned in fiscal 2000 exceeded $100,000.



                           Summary Compensation Table
                                                                 Annual Compensation
                                                                 -------------------
                                                                                           All Other
                                                                                         Compensation
      Name and Principal Position       Year          Salary($)          Bonus($)           ($)(1)
      ---------------------------       ----          ---------          --------           ------

Marc S. Hermelin                        2000            773,508         1,130,120(2)       158,582
Vice Chairman of the Board              1999            705,013           986,429(3)       147,342
and Chief Executive Officer             1998            676,990           610,800(4)       133,169

Raymond F. Chiostri                     2000            259,439                 -            5,168
President and Chief Executive           1999            255,088                 -            7,284
Officer of Particle Dynamics, Inc.      1998            256,727             3,000            4,166

Mitchell I. Kirschner                   2000            212,633            30,000            4,829
Vice President,                         1999            202,781            30,000            5,457
New Business Development                1998            202,626                 -            3,951

Victor M. Hermelin                      2000            231,373            60,000                -
Chairman of the Board                   1999            187,503            75,000                -
                                        1998            184,804            40,000                -

Gerald R. Mitchell                      2000            163,255            25,000           20,233
Vice President, Treasurer               1999            155,359            25,000            5,475
and Chief Financial Officer             1998            146,669            25,000            4,017

---------------

(1) Consists of Company contributions to the Company's profit sharing plan and 401(k) plan, and vacation earned, but not taken, and paid.

(2) $105,800 of this amount was paid in the form of Class B Stock options, which were elected to be taken in lieu of earned incentive cash compensation.

(3) $57,000 of this amount was paid in the form of Class B Stock options, which were elected to be taken in lieu of earned incentive cash compensation

                                       9

(4) $316,000 of this amount was paid in the form of Class B Stock options, which were elected to be taken in lieu of earned incentive cash compensation.



                         INFORMATION AS TO STOCK OPTIONS

         The following table lists the options to acquire Class A and Class B Stock issued during fiscal 2000 to the persons named in the Summary Compensation Table.


                      Option/SAR Grants in Last Fiscal Year
                                 (Class A Stock)

                                                Individual Grants
                                        -----------------------------------
                                            Number of        Percent of
                                           Securities      Total Options/
                                           Underlying     SARs Granted to   Exercise or                  Grant Date
                                          Options/SARs      Employees in    Base Price    Expiration       Present
              Name                         Granted (#)      Fiscal Year       ($/Sh)         Date         Value (1)
              ----                         -----------      -----------       ------         ----         ---------

Alan G. Johnson.............                 50,000             14%           15.250      10/13/2004       26,650


                      Option/SAR Grants in Last Fiscal Year
                                 (Class B Stock)

                                         Individual Grants
                                   ---------------------------------
                                     Number of        Percent of
                                    Securities      Total Options/
                                    Underlying     SARs Granted to   Exercise or                  Grant Date
                                   Options/SARs      Employees in    Base Price    Expiration       Present
              Name                  Granted (#)      Fiscal Year       ($/Sh)         Date         Value (1)
              ----                  -----------      -----------       ------         ----         ---------

Marc S. Hermelin..............       100,000             44%           16.500       8/16/2004       105,800

Marc S. Hermelin..............        75,000             34%           16.563       4/1/2004         79,700

Alan G. Johnson...............        50,000             22%           15.813      10/13/2004        18,300


(1) These estimates of value were developed solely for the purposes of comparative disclosure in accordance with the rules and regulations of the Securities and Exchange Commission and are not intended to predict future prices of the Company's Common Stock. These estimates were developed using the Black-Scholes option pricing model (as provided by Instruction 9 to Rule 402 of Regulation S-K governing disclosures regarding options) incorporating the following assumptions: Volatility of .379 and dividend yield of 0%, both based on the actual history since 1991 for the underlying Common Stock; risk-free rate of return of 5.10% based on a five-year treasury rate and time of exercise of 5 to 10 years, being the term of the option grants. In addition, the model assumed a 47.5% discount for lack of marketability.


         The following tables list the value as of the end of fiscal 2000 of options held by the persons listed in the Summary Compensation Table to acquire shares of Class A Stock and Class B Stock:


             Aggregated Option/SAR Exercises in Last Fiscal Year and
                Fiscal Year-End Option/SAR Values (Class A Stock)

                                                                                               Value of
                                                                           Number of         unexercised
                                                                          unexercised        in-the-money
                                                                        options/SARs at      options/SARs at
                                                                        fiscal year-end      fiscal year-end
                                                                             (#)                  ($)
                                                                         -----------         ----------------
                             Shares acquired on     Value Realized       Exercisable/          Exercisable/
             Name               exercise (#)               ($)           unexercisable        unexercisable
             ----               ------------        --------------       -------------        -------------

Alan G. Johnson..........              -                   -              13,000/49,000       175,113/641,589

Gerald R. Mitchell.......              -                   -               8,550/5,250         193,729/88,783



             Aggregated Option/SAR Exercises in Last Fiscal Year and
                Fiscal Year-End Option/SAR Values (Class B Stock)
                                                                                                    Value of
                                                                               Number of           unexercised
                                                                              unexercised          in-the-money
                                                                            options/SARs at        options/SARs at
                                                                            fiscal year-end       fiscal year-end
                                                                                   (#)                 ($)
                                                                            ----------------     ----------------
                                Shares acquired on     Value Realized       Exercisable/           Exercisable/
             Name                  exercise (#)               ($)           unexercisable         unexercisable
             ----                  ------------        --------------       -------------         -------------

Marc S. Hermelin............         226,594            5,187,268          250,000/45,000      3,711,150/640,688

Mitchell I. Kirschner.......            -                   -              24,000/6,000        506,580/126,645

Victor M. Hermelin..........            -                   -              122,500/15,000      2,836,469/213,563

Gerald R. Mitchell..........            -                   -              8,550/5,250         217,206/103,071

Alan G. Johnson.............            -                   -              10,000/40,000       138,245/552,980


             REPORT OF BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION


Overview

         The Company's executive compensation policy is to provide compensation and benefit programs to enable it to attract and retain talented key employees, and to encourage the enhancement of shareholder value by providing incentives for corporate performance and individual performance, in terms of current achievements as well as significant initiatives with long-term implications.

         Decisions on compensation of the Company's executive officers are made by the Board of Directors, with any member who is an executive officer abstaining from the discussion and vote relating to his own compensation. The full Board serves as a compensation committee, acting upon recommendations of a committee consisting of the Vice Chairman, Chief Financial Officer, Director of Human Resources Administration and Vice President of Human Resources.

         The Company's executive compensation program is based upon experience, tenure and a pay-for-performance philosophy. The key components of executive officer compensation are: (1) salary, which is based on the individual's overall experience, Company tenure, level of responsibility, and the general and industry-specific business environment; (2) cash bonus awards, which are based on individual performance and the performance of the Company, measured in terms of the attainment of both defined and general objectives, and (3) stock option grants, intended to align management's interest in the Company's long-term success with the interests of the Company's shareholders. The size of individual awards is dependent upon the executive officer's position, salary, number of vested options, and both past and expected future contributions to the Company. The Board applies the above-described criteria to each executive officer subjectively, based upon the Board's perception of each executive officer's performance and value to the Company.

Executive Benefits

         In order to provide a competitively attractive package to secure and retain executive officers, the Company supplements standard benefits packages offered to all employees with appropriate executive benefits, sometimes including car allowances, additional insurance coverage and appropriate expense reimbursements.

Chief Executive Officer

         Under an agreement  commencing in 1996 and expiring in March 2002, Marc
S. Hermelin, Vice Chairman and Chief Executive Officer received base compensation of $593,068, increasing annually by the greater of the consumer price index (CPI) increase or 8%. Mr. Hermelin is insured under life insurance policies for which the premium is loaned by the Company, to be repaid out of policy proceeds. In addition, Mr. Hermelin is entitled to receive an incentive bonus decreasing from 7% to 4% of net income based on a formula related to the Company exceeding certain net income levels.

         In the event of voluntary termination of full-time employment prior to age 65, Mr. Hermelin's agreement provides for a consulting arrangement, whereby he would provide a minimum number of hours of consulting services to the Company in return for 50% of his base salary and/or bonus or additional payments for services in excess of the minimum. Upon retirement or death after age 55, the agreement provides for consulting payments of a maximum of 30% of average base salary/bonus and retirement benefits of a maximum of 30% of base salary, adjusted annually by the greater of CPI or 8% for a minimum of 10 years or life. In the event of his death prior to age 65, a portion of the preceding benefits are paid for a minimum of ten years to his beneficiaries. In the event of his termination, other than by death or disability, the agreement provides for payment of an amount equal to his then base salary and 36 monthly payments equal to 75% of his last monthly base salary. In the event of a change of control, Mr. Hermelin could receive the above payment or elect a lump sum cash payment of 2 1/2 times his base salary, acceleration of stock options, and employee benefits for 30 months. The Company has secured its obligations to Mr. Hermelin as required by the agreement.

Other Officers

         Consistent with the Board's executive compensation program: (a) Mitchell I. Kirschner receives a base salary and an incentive bonus based upon performance; (b) Gerald R. Mitchell has an employment agreement (extending from year to year) establishing base levels of compensation, and subject to normal compensation reviews; (c) Raymond F. Chiostri has an employment agreement (through March 31, 2002, with automatic renewal for successive two year periods) providing base compensation and an incentive bonus based on performance; and (d) Alan G. Johnson has an employment agreement (extending from year to year) establishing base levels of compensation, subject to normal compensation reviews and an incentive bonus based on performance.

Compliance with Section 162(m) of the Internal Revenue Code

         Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation of over $1 million paid to the chief executive officer and any one of the four other most highly compensated executive officers for any fiscal year. Qualifying performance-based compensation is not subject to the limitation if certain requirements are met. Based on regulations issued by the Internal Revenue Service, the Company has taken the necessary actions to ensure deductibility of performance-based compensation paid to such officers.

                      Submitted by the Board of Directors:

         Marc S. Hermelin                            Victor M. Hermelin
         Alan G. Johnson                             Garnet E. Peck
         Norman D. Schellenger

                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

         Set forth below is a line-graph presentation comparing cumulative shareholder returns for the last five fiscal years on an indexed basis with the NYSE Composite Index, the Amex Market Value Index and the S&P Health Care (Drugs) Index, which is a nationally recognized industry standard index. The graph assumes the investment of $100 in K-V Class A and Class B Common Stock, the NYSE Composite Index, the Amex Market Value Index and the S&P Health Care (Drugs) Index on March 31, 1995, and reinvestment of all dividends. There can be no assurance that K-V's stock performance will continue into the future with the same or similar trends depicted in the graph below.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                        AMONG KV PHARMACEUTICAL COMPANY,
             THE NYSE COMPOSITE INDEX, THE AMEX MARKET VALUE INDEX
          AND THE S & P HEALTH CARE (DUGS-MAJOR PHARMACEUTICAL INDEX)

[GRAPH OMITTED]


                                               For Fiscal Year Ended March 31
                                               ------------------------------
                                1996          1997          1998          1999          2000
                                ----          ----          ----          ----          ----

KV PHARMACEUTICAL COMPANY       212.60        249.02        420.70        325.29        622.98

NYSE COMPOSITE                  128.00        147.04        211.33        222.69        238.97

AMEX MARKET VALUE               122.90        120.51        168.00        166.70        239.60

S&P HEALTH CARE                 159.01        204.36        362.81        492.53        383.91
(DRUGS-MAJOR
PHARMACEUTICAL)


                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         BDO Seidman LLP served as the Company's independent public accountants for the fiscal year ended March 31, 2000 and has served in such capacity since May 1996. As of the date of this Proxy Statement, the process of selection of the Company's independent public accountants for the current fiscal year ending March 31, 2001 has not been completed.

         Representatives of BDO Seidman LLP are expected to be present at the Annual Meeting of Shareholders and to be available to respond to appropriate questions. Such representatives will have the opportunity to make a statement if they desire to do so.

                                  ANNUAL REPORT

         The Annual Report of the Company for fiscal 2000 accompanies this notice.


                      FUTURE PROPOSALS OF SECURITY HOLDERS

         Any shareholder who intends to submit a proposal for consideration at the 2001 Annual Meeting of Shareholders under the applicable rules of the Securities and Exchange Commission must send the proposal so that it reaches the Company's Secretary not later than March 27, 2001. All proposals should be addressed to the Secretary, K-V Pharmaceutical Company, 2503 South Hanley Road, St. Louis, Missouri 63144.


                                 OTHER BUSINESS

         The Board of Directors knows of no business to be brought before the Annual Meeting other than as set out above. If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote the proxy thereon in accordance with the judgment of such persons.


                                  MISCELLANEOUS

         The Company will bear the cost of the solicitation of proxies. In addition to solicitation by use of the mails, certain officers and regular employees of the Company may solicit the return of proxies by telephone or personal contact and may request brokerage houses, custodians, nominees and fiduciaries to forward soliciting material to their principals and will reimburse them for their reasonable out-of-pocket expenses.

         Shareholders are urged to mark, sign, date and send in their proxies without delay.

         A copy of the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2000, as filed with the Securities and Exchange Commission (including related financial statements and schedules), is available to shareholders, without charge, upon written request to the Secretary, K-V Pharmaceutical Company, 2503 South Hanley Road, St. Louis, Missouri 63144.


                                            ALAN G. JOHNSON
                                            Secretary


St. Louis, Missouri
July 25, 2000

                                    P R O X Y
                              (Class A Shareholder)



                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                           K-V PHARMACEUTICAL COMPANY
                        2000 ANNUAL SHAREHOLDERS' MEETING


         The undersigned shareholder of Class A Common Stock of K-V PHARMACEUTICAL COMPANY, a Delaware corporation, hereby appoints VICTOR M. HERMELIN and MARC S. HERMELIN, and each of them, with full power of substitution, the true and lawful attorneys-in-fact, agents and proxies of the undersigned, to represent the undersigned at the annual meeting of the shareholders of K-V PHARMACEUTICAL COMPANY, to be held at The St. Louis Club (Louisiana Room, 14th Floor), 7701 Forsyth Boulevard, Clayton, Missouri 63105, on August 31, 2000, commencing at 9:00 A.M., Central Daylight Savings Time, and at any adjournments thereof, and to vote, according to the number of votes the undersigned would be entitled to vote if personally present, upon the following matters:

1.       ELECTION OF DIRECTORS:


         |_|      FOR both nominees         WITHHOLD AUTHORITY            |_|
                  listed below                 to vote for both nominees
                                               listed below


                               VICTOR M. HERMELIN
                                 ALAN G. JOHNSON

INSTRUCTION: To withhold authority to vote for either nominee, print that nominee's name on the line provided below:


2. In their discretion with respect to the transaction of such other business as may properly come before the meeting or any adjournment thereof.

           _______________________________________________________________


         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE ABOVE LISTED NOMINEES UNDER PROPOSAL NO. 1.

         The undersigned hereby acknowledges receipt of Notice of Annual Meeting of Shareholders and accompanying Proxy Statement, each dated July 25, 2000.


                                    Dated:  __________________, 2000



                                    --------------------------------------------
                                    Signature


                                    --------------------------------------------
                                    Signature


                                    --------------------------------------------
                                    Signature

                                    Please sign name(s) exactly as it appears on
                                    this proxy. In the case of joint holders all
                                    should sign.  If executed by a  corporation,
                                    the  proxy   should  be  signed  by  a  duly
                                    authorized   officer.   If   executed  by  a
                                    partnership,  this proxy should be signed by
                                    an    authorized     partner.     Executors,
                                    administrators   and   trustees   should  so
                                    indicate when signing.


         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY. A POSTAGE-PREPAID RETURN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                    P R O X Y
                              (Class B Shareholder)

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                           K-V PHARMACEUTICAL COMPANY
                        2000 ANNUAL SHAREHOLDERS' MEETING


         The undersigned shareholder of Class B Common Stock of K-V PHARMACEUTICAL COMPANY, a Delaware corporation, hereby appoints VICTOR M. HERMELIN and MARC S. HERMELIN, and each of them, with full power of substitution, the true and lawful attorneys-in-fact, agents and proxies of the undersigned, to represent the undersigned at the annual meeting of the shareholders of K-V PHARMACEUTICAL COMPANY, to be held at The St. Louis Club (Louisiana Room, 14th Floor), 7701 Forsyth Boulevard, Clayton, Missouri 63105, on August 31, 2000, commencing at 9:00 A.M., Central Daylight Savings Time, and at any adjournments thereof, and to vote, according to the number of votes the undersigned would be entitled to vote if personally present, upon the following matters:

1.       ELECTION OF DIRECTORS:


         |_|      FOR both the nominees        WITHHOLD AUTHORITY          |_|
                  listed below                     to vote for both nominees
                                                   listed below


                               VICTOR M. HERMELIN
                                 ALAN G. JOHNSON

INSTRUCTIONS: To withhold authority to vote for either nominee, print that nominee's name on the line provided below:

                 _____________________________________________


2. In their discretion with respect to the transaction of such other business as may properly come before the meeting or any adjournment thereof.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE ABOVE LISTED NOMINEES UNDER PROPOSAL NO. 1.

         The undersigned hereby acknowledges receipt of Notice of Annual Meeting of Shareholders and accompanying Proxy Statement, each dated July 25, 2000.

                                    Dated:  __________________, 2000


                                    --------------------------------------------
                                    Signature


                                    --------------------------------------------
                                    Signature


                                    --------------------------------------------
                                    Signature

                                    Please sign name(s) exactly as it appears on
                                    this proxy. In the case of joint holders all
                                    should sign.  If executed by a  corporation,
                                    the  proxy   should  be  signed  by  a  duly
                                    authorized   officer.   If   executed  by  a
                                    partnership,  this proxy should be signed by
                                    an    authorized     partner.     Executors,
                                    administrators   and   trustees   should  so
                                    indicate when signing.


         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY. A POSTAGE-PREPAID RETURN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.